Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION THAT WAS OMITTED IN THE EDGAR VERSION HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
		1	5

2. AMENDMENT/MODIFICATION NO. 0005	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO, (If applicable)

6.ISSUED BY	CODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515			US DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTS O’NEILL HOUSE OFFICE BUILDING Washington DC 20515

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
PFENEX, INC 1358378 10790 ROSELLE ST 10790 SAN DIEGO CA 921211718			9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500011C
10B. DATED (SEE ITEM 13) 08/14/2015
CODE 1358378	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                 ☐ is extended,                 ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-5 Alternate 1 Changes-Cost-reimbursement and Mutual agreement of the parties
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

    Tax ID Number:27-1356759

    DUNS Number: 013603710

    Pfenex - RPA563 and Px563L Advanced Development

    A. The purpose of this modification is to revise the Statement of Work (SOW).

    B. This is a bilateral, supplemental agreement no-cost modification. The total contract amount and all other terms and conditions remain the same.

    Discount Terms: NET 30P

    Delivery Location Code: HHS

    HHS

    200 Independence Avenue, SW

    Continued . . .

    Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) PATRICK LUCY, INTERIM CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) WENDELL CONYERS
15B. CONTRACTOR/OFFEROR /s/ Patrick Lucy (Signature of person authorized to sign)	15C. DATE SIGNED 08/02/17	16B. UNITED STATES OF AMERICA /s/ Wendell Conyers (Signature of Contracting Officer)	16C. DATE SIGNED 2 Aug 2017

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500011C/0005				PAGE	OF
					2	5
NAME OF OFFEROR OR CONTRACTOR PFENEX, INC 1358378
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Washington DC 20201 US FOB: Destination Period of Performance: 08/14/2015 to 08/09/2020 Change Item 1 to read as follows (amount shown is the obligated amount):

1	Base Year – PHASE 1A STUDY AND CONTINUATION OF STABILITY STUDIES Obligated Amount: $0.00				0.00

	Accounting Info: 2015.1992015.25103 Appr. Yr.: 2015 CAN: 1992015 Object Class: 25103 Funded: $0.00

	Change Item 5 to read as follows (amount shown is the obligated amount):

5	Option 4 - [***] Obligated Amount: $0.00				0.00

	Accounting Info: 2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 Funded: $0.00

	Change Item 6 to read as follows (amount shown is the obligated amount):

6	Option 5 - [***] Obligated Amount: $0.00				0.00

	Accounting Info: 2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 Funded: $0.00

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Contract No. HHSO100201500011C Modification #05	Continuation Sheet Block 14	Page 3 of 5

SUMMARY OF CHANGES

Beginning with the effective date of this modification, the Government and Contractor mutually agree as follows:

1.	Budget modification to reallocate the fund requested to perform these activities from the Management Reserve Fund:

Updated SOW line item	Activities	Budget
		From	To
MANAGEMENT RESERVE	MANAGEMENT RESERVE	$[***]	$[***]
1.2.3	[***]	$[***]	$[***]
1.2.4	[***]	$[***]	$[***]
1.6.3	[***]	$[***]	$[***]
	[***]	$[***]	$[***]
	[***]	$[***]	$[***]
1.6.4	[***]	$[***]	$[***]
	[***]	$[***]
Total for the line items above		$[***]	$[***]

2.	Delete and replace ARTICLE B.2. BASE PERIOD due to the extension of CLIN 0001 period of performance:
a.	The duration of the Base Period until September 30th, 2018 to cover the additional requested activities at Fuji

CLIN	Estimated Period of Performance	Supplies/Services	Total Estimated Cost	Fixed Fee	Tota1 Estimated Cost Plus Fixed Fee	Awarded
0001	08/13/2015- 09/30/2018	PHASE 1A STUDY AND CONTINUATION OF STABILITY STUDIES	$14,992,075	$899,525	$15,891,600	14 Aug 2015

3.	Delete and replace ARTICLE 8.3. OPTION PRICES due to the extension of CLIN 0005, Option 4 and CLIN 0006 Option 5 period of performance: The duration of Option 4 is extended until December 31, 2019 to cover development of analytical HCP assays. Along with extending Option 5 period of performance until September 30, 2018 to cover Analytical development of ADA.

CLIN	Opt	Estimated Period of Perf.	Supplies/ Services	Total Est Cost	Fixed Fee	Total Est. Cost Plus Fixed Fee	Exercised Yes/No
0002	1	08/12/2015- 11/03/2016	[***]	$2,480,823	$148,849	$2,629,672	No
0003	2	11/24/2016- 02/24/2019	[***]	$12,966,402	$777,984	$13,744,386	No

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

0004	3	05/27/2018- 08/02/2020	[***]	$44,230,173	$2,653,810	$46,883,983	No
0005	4	12/22/2016- 12/31/2019	[***]	$2,299,739	$137,984	$2,437,723	9 Jan 2017
0006	5	12/22/2016- 09/30/2018	[***]	$2,304,571	$138,274	$2,442,845	9 Jan 2017
0007	6	01/09/2016- 08/05/2020	[***]	$14,107,610	$846,457	$14,954,067	No
0008	7	11/24/2016- 08/09/2020	[***]	$41,202,354	$2,472,141	$43,674,496	No
0009	8	12/24/2016- 05/13/2017	[***]	$750,622	$45,037	$795,659	No

4.	Change of the SOW (attached) to add the following activities to advance the anthrax vaccine program to Phase 2 clinical trial:

a.     [***]

b.     [***]

c.     [***]

5.	Delete and replace ARTICLE G.3. KEY PERSONNEL: [***].

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the USG of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The USG may modify the contract to add or delete key personnel at the request of the Contractor or USG.

The following individuals are considered to be essential to the work being performed hereunder:

Name	Title
[***]	[***]
[***]	[***]

6.	Update Section I, Federal Acquisition Regulation (FAR) clause (add): [***]

7.	Funding and Contract Total Summary: the total funded amount on the contract remain unchanged at $20,772,168.

8.	Section J (Attachment 1) SOW: Delete and replace the entire SOW:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Revised: 25 July 2017

Topic Area of Interest No. 1.

Contractual Statement of Work

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.